                                          SEMIANNUAL REPORT
                                          JUNE 30, 2002

PRUDENTIAL
MONEYMART ASSETS, INC.

FUND TYPE
Money market

OBJECTIVE
Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                       PRUDENTIAL (LOGO)

Prudential MoneyMart Assets, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
Prudential MoneyMart Assets, Inc. (the Fund) seeks maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United
States and foreign countries. Maturities can range from one day to 13 months. We purchase only securities rated on one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Money Market Fund Yield Comparison

            (GRAPH)
                                  www.prudential.com     (800) 225-1852

Semiannual Report    June 30, 2002

Fund Facts                                              As of 6/30/02

                              7-Day       Net Asset   Weighted Avg.  Net Assets
                            Current Yld. Value (NAV)   Mat. (WAM)    (Millions)
Class A                        1.38%        $1.00        45 Days       $6,949
Class Z*                       1.51%        $1.00        45 Days       $  328
iMoneyNet, Inc.
Taxable Prime Retail Avg.**    1.15%        $1.00        61 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 * Class Z shares are not subject to distribution and service (12b-1) fees.
** iMoneyNet, Inc. reports a 7-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Money Fund Taxable Prime
   Retail Average category as of June 25, 2002, the closest date to the end of our reporting period.

Weighted Average Maturity Comparison

              (GRAPH)

PRUDENTIAL (LOGO)                       August 9, 2002

DEAR SHAREHOLDER,
The reporting period for Prudential MoneyMart Assets-- the six months ended June 30, 2002--was a time of significant change in the U.S. economy and the financial markets. The $10 trillion economy grew rapidly as it emerged from its first recession in a decade, but the Federal Reserve (the Fed) voted to leave short-term interest rates near record lows for the first half of 2002. At the same time, accounting scandals involving several high-profile companies in the United States roiled financial markets.

In this environment characterized by investor pessimism and distrust, money market funds remained a viable alternative for those seeking investments that offered relative safety and liquidity. The Fund's management team employed an interest rate strategy and analysis of supply/demand dynamics of money market securities that helped the Fund provide yields that were higher than average throughout our reporting period. The Fund also maintained its net asset value at $1 per share.

The Fund's management team explains conditions in the money markets and the Fund's investments on the following pages. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential MoneyMart Assets, Inc.

Prudential MoneyMart Assets, Inc.

Semiannual Report    June 30, 2002

INVESTMENT ADVISER'S REPORT
LOWER RATES HELPED REVIVE U.S. ECONOMY
Early in our six-month reporting period, the Fed indicated that it had finished its historic, yearlong campaign to ease monetary policy by leaving short-term interest rates unchanged when it met in January 2002. The Fed had cut rates 11 times in the previous year to reinvigorate the U.S. economy. Data released in the first few months of 2002 suggested that its efforts were met with success. The economic rebound had begun in earnest.

As economic conditions improved, the outlook for monetary policy shifted from whether the Fed would cut rates again to whether it would raise rates in the first half of the year. Tightening monetary policy would help prevent the economy from expanding too rapidly and fueling higher inflation.

Investors were also preoccupied with another major concern. Despite the economic recovery, corporate profits remained weak and the quality of corporate financial reporting came under intense scrutiny in the wake of the highly publicized bankruptcy of Enron Corporation.

As a result, some firms lost access to the market for commercial paper, which is a short-term debt obligation that matures in 270 days or less. These companies had to turn instead to bank financing in order to fund their operations. Even healthy firms that had previously enjoyed unfettered access to the commercial paper market saw the need to reduce short-term borrowing and issue large amounts of longer-term debt securities.
This further shrank the supply of commercial paper and highlighted the importance of having a rigorous credit selection process.

OUR CONSERVATIVE INVESTMENT STRATEGY
In light of the challenging market conditions and the low nominal level of short-term rates, we employed a conservative strategy both in terms of

Prudential MoneyMart Assets, Inc.

Semiannual Report    June 30, 2002

security selection and interest rate risk. Seeing that the economic recovery had taken hold by the spring of 2002, we believed short-term rates ultimately had more potential to head higher rather than lower. Therefore we positioned the Fund's weighted average maturity (WAM) shorter than that of the average comparable fund during the second quarter of 2002.
(WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.)

As it turned out, the economic expansion began to slow in the second quarter of 2002 and inflation remained in check. Consequently, the Fed was no longer expected to increase short-term rates in the first half of 2002 and might even hold off altogether until early 2003.

LOOKING AHEAD
Data released shortly after our reporting period ended confirmed that economic growth slowed more than anticipated in the second quarter of 2002. Not surprisingly, there is concern the economy may be headed for an extended period of sluggishness with the remote possibility of a "double dip" recession. This leads us to believe the Fed will likely leave monetary policy unchanged for the remainder of 2002. There is also talk that the central bank may cut short-tem rates this year if economic growth continues to weaken.

Meanwhile, longer-term money market securities do not provide sufficient value, as they yield little more than shorter-term issues. We therefore plan to continue emphasizing securities maturing in three months or less for the time being. This will keep the Fund's WAM positioned shorter than or in line with comparable money market portfolios.

Prudential MoneyMart Assets Management Team

                                           SEMIANNUAL REPORT
                                           JUNE 30, 2002


PRUDENTIAL
MONEYMART ASSETS, INC.


                                           FINANCIAL STATEMENTS

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited)

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Bank Notes  3.2%
                American Express Centurion Bank
$      35,000   1.84%, 7/26/02                                    $     35,000,000
                Bank One NA
      200,000   1.79%, 8/20/02                                         200,000,000
                                                                  ----------------
                                                                       235,000,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Domestic  1.6%
                Chase Manhattan Bank
       75,000   1.82%, 8/21/02                                          75,000,000
       40,000   1.80%, 9/5/02                                           40,000,000
                                                                  ----------------
                                                                       115,000,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Eurodollar  3.0%
                ABN AMRO Bank NV
       42,000   1.81%, 9/16/02                                          42,000,870
                Dresdner Bank AG
       25,000   1.99%, 7/11/02                                          25,000,069
                Intesabci SpA
      100,000   1.80%, 9/12/02                                         100,000,000
                Landesbank Banden-Wuerttemberg
       50,000   1.81%, 8/20/02                                          49,874,306
                                                                  ----------------
                                                                       216,875,245
-------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  25.1%
                Abbey National Treasury Services PLC(b)
      255,000   1.76%, 10/15/02                                        254,962,973
                Barclays Bank PLC
       72,070   1.79%, 8/20/02                                          72,070,998
                Bayerische Hypothenken-und Welchsel-Bank AG
       57,000   1.87%, 7/19/02                                          57,000,564
       90,000   1.84%, 8/19/02                                          90,000,000
                Canadian Imperial Bank of Commerce
       75,000   4.05%, 7/12/02                                          75,000,110
       25,000   2.49%, 12/30/02                                         25,005,539

    6                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.


Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Deutsche Bank AG
$     143,450   1.80%, 7/3/02                                     $    143,450,000
       30,000   3.67%, 8/19/02                                          29,999,168
       65,000   2.54%, 12/18/02                                         64,997,014
                Landesbank Baden-Wuerttemberg
       50,000   1.81%, 9/16/02                                          50,001,064
                Norddeutsche Landesbank Girozentrale
       50,000   1.80%, 9/23/02                                          50,000,000
                Nordea Bank Finland PLC
       90,000   1.85%, 7/31/02                                          90,000,000
                Rabobank Nederland NV NY
      130,000   4.10%, 7/5/02                                          129,999,862
                Societe Generale NY
      110,000   2.47%, 11/20/02                                        110,006,350
       25,000   2.48%, 12/30/02                                         25,003,692
      140,000   1.98%, 12/31/02                                        140,001,759
       50,000   1.99%, 12/31/02                                         50,002,514
                Svenska Handelsbanken AB
       20,000   4.11%, 7/8/02                                           20,000,000
       50,000   1.80%, 8/15/02                                          50,000,000
                Toronto-Dominion Bank AU
      150,000   1.82%, 8/1/02                                          150,000,000
                UBS AG
       75,000   1.88%, 7/31/02                                          75,001,856
       50,000   2.42%, 11/20/02                                         50,000,000
                UniCredito Italiano SpA
       25,000   1.80%, 8/14/02                                          25,000,000
                                                                  ----------------
                                                                     1,827,503,463
-------------------------------------------------------------------------------------
Commercial Paper  52.5%
                Allianz Finance Corp.
       40,000   1.82%, 8/19/02                                          39,900,911
                Amsterdam Funding Corp.
       35,000   1.79%, 7/15/02                                          34,975,636
       38,434   1.80%, 7/19/02                                          38,399,409
                Barclays US Funding Corp.
      100,000   1.80%, 8/13/02                                          99,785,000

    See Notes to Financial Statements                                      7

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.


Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Barton Capital Corp.
$     140,000   1.79%, 7/15/02                                    $    139,902,544
       30,052   1.79%, 7/18/02                                          30,026,598
                BASF AG
        7,366   1.91%, 7/10/02                                           7,362,483
                BCI Funding Corp.
       25,000   1.80%, 8/5/02                                           24,956,250
                Blue Ridge Asset Funding Corp.
       50,000   1.80%, 8/13/02                                          49,892,500
                Brahms Funding Corp.
       24,000   1.84%, 8/9/02                                           23,952,160
       96,000   1.84%, 8/12/02                                          95,793,920
                Caisse Nationale des Caisses D' Epargne
      100,000   1.92%, 7/11/02                                          99,946,667
                Danske Corp.
       44,000   1.80%, 8/2/02                                           43,929,600
                Dexia Bank
      100,000   1.81%, 7/9/02                                           99,959,778
       11,432   1.80%, 7/12/02                                          11,425,712
       98,000   1.81%, 7/12/02                                          97,945,800
       84,000   1.80%, 8/7/02                                           83,844,600
                Dresdner U.S. Finance, Inc.
       55,000   1.78%, 8/16/02                                          54,874,905
                Enterprise Funding Corp.
       68,377   1.80%, 7/15/02                                          68,329,136
                Falcon Asset Securitization Corp.
        4,240   1.82%, 7/10/02                                           4,238,071
      117,902   1.79%, 7/15/02                                         117,819,927
       79,000   1.80%, 7/30/02                                          78,885,450
                Forrestal Funding Master Trust
       84,000   1.80%, 7/22/02                                          83,911,800
       25,960   1.99%, 7/24/02                                          25,926,995
                GE Capital International Funding
       22,000   1.79%, 8/12/02                                          21,954,057
       75,000   1.81%, 8/20/02                                          74,811,458
       55,760   1.81%, 8/21/02                                          55,617,022
        9,000   1.83%, 8/21/02                                           8,976,667
       70,000   1.81%, 8/29/02                                          69,792,353

    8                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Hamburgische Landesbank Girozentrale
$      50,000   1.80%, 8/2/02                                     $     49,922,500
                HBOS Treasury Services PLC
      100,000   1.82%, 7/29/02                                         100,001,084
                HVB Finanace (Delaware), Inc.
      118,974   1.80%, 8/23/02                                         118,658,719
                Independence Funding LLC
       79,000   1.88%, 12/16/02                                         78,306,907
                Intrepid Funding Master Trust
        4,000   1.98%, 7/12/02                                           3,997,580
       82,635   1.79%, 8/26/02                                          82,404,907
                J.P. Morgan Chase
      178,000   1.93%, 7/10/02                                         177,914,115
       55,000   1.93%, 7/29/02                                          54,917,225
                KBC Financial Products International Ltd.
      127,000   1.81%, 8/29/02                                         126,623,269
                Merck & Co., Inc.
       96,678   2.00%, 7/1/02                                           96,678,000
                Morgan Stanley Dean Witter Co.
      100,000   1.81%, 8/20/02                                          99,748,611
                Nordea North America, Inc.
       64,100   1.79%, 7/9/02                                           64,074,502
       25,000   1.80%, 7/17/02                                          24,980,000
                Novartis Finance Corp.
       50,000   2.00%, 7/1/02                                           50,000,000
                Nyala Funding LLC
       58,000   1.80%, 7/24/02                                          57,933,300
       22,000   1.90%, 8/16/02                                          21,946,589
                Old Line Funding Corp.
        8,373   1.84%, 7/2/02                                            8,372,572
                Preferred Receivables Funding Corp.
       83,000   1.80%, 8/5/02                                           82,854,750
                Salomon Smith Barney Holdings, Inc.
       50,000   1.785%, 8/12/02                                         49,895,875
       62,000   1.78%, 8/15/02                                          61,862,050

    See Notes to Financial Statements                                      9

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.


Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Santander Finance Delaware
$     100,000   1.90%, 7/3/02                                     $     99,989,444
       53,000   1.79%, 8/7/02                                           52,902,495
       38,000   1.80%, 8/13/02                                          37,918,300
      100,000   1.81%, 8/13/02                                          99,783,805
                Sheffield Receivables Corp.
       69,342   1.79%, 7/17/02                                          69,286,835
       30,000   1.79%, 7/18/02                                          29,974,642
       70,000   1.80%, 7/24/02                                          69,919,500
                Spintab-Swedmortgage AB
       13,000   1.80%, 9/13/02                                          12,951,900
        8,092   1.80%, 9/18/02                                           8,060,037
       50,000   1.80%, 9/19/02                                          49,800,000
                Tulip Funding Corp.
       93,444   1.79%, 7/15/02                                          93,378,953
       22,000   1.83%, 8/27/02                                          21,936,255
       49,060   1.83%, 8/28/02                                          48,915,355
       27,000   1.80%, 9/13/02                                          26,900,100
                                                                  ----------------
                                                                     3,819,947,585
-------------------------------------------------------------------------------------
Other Corporate Obligations  12.7%
                Allstate Corp.(b)(c)
       36,000   2.08%, 8/1/02
                 (cost $36,000,000, date purchased 4/30/01)             36,000,000
                General Electric Capital Assurance Co.(b)(c)
       34,000   1.91%, 7/22/02
                 (cost $34,000,000, date purchased 7/19/01)             34,000,000
                General Electric Capital Corp.(b)(c)
      100,000   1.86%, 7/9/02
                 (cost $100,000,000, date purchased 6/11/02)           100,000,000
                Goldman Sachs Group LP(b)
      287,000   2.03%, 9/16/02                                         287,000,000
                Jackson National Life Insurance Co.(b)
       36,000   2.03%, 7/22/02                                          36,000,000
                Merrill Lynch & Co., Inc.(b)
      172,000   1.88%, 7/11/02                                         172,000,000

    10                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Metropolitan Life Insurance Co.(b)(c)
$      28,000   2.11%, 7/1/02
                 (cost $28,000,000, date purchased 10/20/01)      $     28,000,000
       23,000   1.99%, 8/1/02
                 (cost $23,000,000, date purchased 10/20/01)            23,000,000
                Morgan Stanley Dean Witter & Co.(b)
      143,000   1.90%, 7/15/02                                         143,000,000
                Strategic Money Market Trust 2001-M(b)
       14,000   1.89%, 9/13/02                                          14,000,000
                Travelers Insurance Co.(b)(c)
       34,000   1.92%, 7/8/02
                 (cost $34,000,000, date purchased 6/25/02)             34,000,000
                United of Omaha Life Insurance(b)(c)
       15,000   2.04%, 9/5/02
                 (cost $15,000,000, date purchased 12/5/01)             15,000,000
                                                                  ----------------
                                                                       922,000,000
-------------------------------------------------------------------------------------
Repurchase Agreement
          992   Joint Repurchase Agreement Account, 1.95% dated
                 6/28/02 due 7/01/02 in the amount of $992,161
                 value of collateral including accrued interest
                 $1,012,422 (cost $992,000; Note 5)                        992,000
-------------------------------------------------------------------------------------
U.S. Government Agency Obligation  1.5%
                Federal Home Loan Mortgage Corp.
      110,000   6.25%, 10/15/02                                        111,076,060
                                                                  ----------------
                Total Investments  99.6%
                 (amortized cost $7,248,394,353)(a)                  7,248,394,353
                Other assets in excess of liabilities  0.4%             28,250,501
                                                                  ----------------
                Net Assets  100%                                  $  7,276,644,854
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     11

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

AB--Antiebolag (Swedish Company).
AG--Aktiengesellschaft (Austrian, German or Swiss Corporation).
AU--Australian Company.
LLC--Limited Liability Company.
LP--Limited Partnership.
NV--Naamloze Vennootschap (Belgian or Dutch Company).
PLC--Public Limited Company.
SpA--Societa per Azioni (Italian Corporation).
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $270,000,000. The aggregate value of $270,000,000 is approximately 3.7% of net assets.

    12                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2002 was as follows:

Commercial Banks.......................................................   58.8%
Asset Backed Securities................................................   15.2
Security Brokers & Dealers.............................................   11.4
Short-Term Business Credit.............................................    4.5
Life Insurance.........................................................    4.0
Personal Credit Institutions...........................................    3.2
Federal Credit Agencies................................................    1.5
Pharmaceutical.........................................................    1.0
                                                                         -----
Other assets in excess of liabilities..................................    0.4
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential MoneyMart Assets, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                            $ 7,248,394,353
Cash                                                                       4,634
Receivable for Fund shares sold                                      173,337,146
Interest receivable                                                   22,352,167
Deferred expenses and other assets                                        99,892
                                                                -----------------
      Total assets                                                 7,444,188,192
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                   106,992,917
Payable for investments purchased                                     49,922,500
Accrued expenses                                                       5,832,280
Dividends payable                                                      2,270,995
Management fee payable                                                 1,807,748
Distribution fee payable                                                 716,898
                                                                -----------------
      Total liabilities                                              167,543,338
                                                                -----------------
NET ASSETS                                                       $ 7,276,644,854
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par ($.001 par value; 15 billion shares
      authorized for issuance)                                   $     7,276,645
   Paid-in capital in excess of par                                7,269,368,209
                                                                -----------------
Net assets, June 30, 2002                                        $ 7,276,644,854
                                                                -----------------
                                                                -----------------
Class A:
   Net asset value, offering price and redemption price per
      share ($6,948,608,386 / 6,948,608,386 shares of common
      stock issued and outstanding)                                        $1.00
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($328,036,468 / 328,036,468 shares of common stock
      issued and outstanding)                                              $1.00
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                  June 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $  73,959,117
                                                                -----------------
Expenses
   Management fee                                                    10,678,506
   Distribution fee--Class A                                          4,234,736
   Transfer agent's fees and expenses                                 6,715,000
   Reports to shareholders                                              446,000
   Registration fees                                                    269,000
   Custodian's fees and expenses                                        177,000
   Insurance                                                             43,000
   Director's fees and expenses                                          22,000
   Legal fees and expenses                                               20,000
   Audit fees                                                            18,000
   Miscellaneous                                                          5,661
                                                                -----------------
      Total expenses                                                 22,628,903
                                                                -----------------
Net investment income                                                51,330,214
                                                                -----------------
NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                              5,191
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  51,335,405
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential MoneyMart Assets, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               June 30, 2002      December 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                     $     51,330,214     $    267,640,103
   Net realized gain on investment
      transactions                                      5,191              163,826
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              51,335,405          267,803,929
                                             -----------------    -----------------
Dividends and distributions to
shareholders
(Note 1)
      Class A                                     (48,899,678)        (256,917,975)
      Class Z                                      (2,435,727)         (10,885,954)
                                             -----------------    -----------------
                                                  (51,335,405)        (267,803,929)
                                             -----------------    -----------------
Fund share transactions (Note 4)
(at $1.00 per share)
   Proceeds from shares sold                   12,784,020,086       25,511,897,314
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  48,072,202          259,791,476
   Cost of shares reacquired                  (12,268,940,100)     (25,840,651,380)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                563,152,188          (68,962,590)
                                             -----------------    -----------------
Total increase (decrease)                         563,152,188          (68,962,590)
NET ASSETS
Beginning of period                             6,713,492,666        6,782,455,256
                                             -----------------    -----------------
End of period                                $  7,276,644,854     $  6,713,492,666
                                             -----------------    -----------------
                                             -----------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily dividends from net
investment income and net realized short-term capital gains or losses. Payment of dividends are made monthly. Income distributions and capital gain distributions are
                                                                          17

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM' or 'Subadvisor'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributor for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2002, the Fund incurred fees of approximately $6,784,000 for the services of PMFS. As of June 30, 2002, approximately $1,127,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      There are 15 billion shares of $.001 par value common stock authorized divided into two classes, designated Class A and Class Z, which consist of 13 billion and 2 billion authorized shares, respectively.

      Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                                    Six Months              Year
                                                       Ended                Ended
                                                   June 30, 2002      December 31, 2001
                                                 -----------------    -----------------
Class A
----------------------------------------------
Shares sold                                         12,412,687,569       24,901,364,599
Shares issued in reinvestment of dividends and
  distributions                                         45,716,823          248,910,187
Shares reacquired                                  (11,950,556,169)     (25,238,796,546)
                                                 -----------------    -----------------
Net increase (decrease) in shares outstanding          507,848,223          (88,521,760)
                                                 -----------------    -----------------
                                                 -----------------    -----------------
Class Z
----------------------------------------------
Shares sold                                            371,332,517          610,532,715
Shares issued in reinvestment of dividends and
  distributions                                          2,355,379           10,881,289
Shares reacquired                                     (318,383,931)        (601,854,834)
                                                 -----------------    -----------------
Net increase in shares outstanding                      55,303,965           19,559,170
                                                 -----------------    -----------------
                                                 -----------------    -----------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 2002, the Fund had a .3% undivided interest in the joint account. The undivided interest for the Fund represents $992,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bank of New York, 1.98%, in the principal amount of $150,000,000, repurchase price $150,024,750, due 7/1/02. The value of the collateral including accrued interest was $153,000,001.

      Greenwich Capital., 1.98%, in the principal amount of $76,528,000, repurchase price $76,540,627, due 7/1/02. The value of the collateral including accrued interest was $78,060,983.

      UBS Warburg, 1.98%, in the principal amount of $75,000,000, repurchase price $75,012,375, due 7/1/02. The value of the collateral including accrued interest was $76,502,301.
                                                                          19

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $     1.000
Net investment income and net realized gains                              .007
Dividends and distributions to shareholders                              (.007)
                                                                -----------------
Net asset value, end of period                                     $     1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                           0.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $ 6,948,608
Average net assets (000)                                           $ 6,831,728
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                0.64%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                0.51%(b)
   Net investment income                                                  1.44%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Annualized.

    20                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class A
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------
   $    1.000           $    1.000           $    1.000           $    1.000           $    1.000
         .037                 .058                 .046                 .050                 .050
        (.037)               (.058)               (.046)               (.050)               (.050)
----------------     ----------------     ----------------     ----------------     ----------------
   $    1.000           $    1.000           $    1.000           $    1.000           $    1.000
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
         3.85%                5.94%                4.69%                5.06%                5.09%
   $6,440,760           $6,529,282           $6,393,586           $6,152,044           $6,863,647
   $6,846,656           $6,538,256           $6,292,031           $6,810,377           $7,121,692
          .65%                 .67%                 .68%                 .69%                 .70%
          .52%                 .54%                 .55%                 .57%                 .58%
         3.76%                5.81%                4.60%                4.95%                4.97%

    See Notes to Financial Statements                                     21

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                Six Months Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   1.000
Net investment income and net realized gains                             .008
Dividends and distributions to shareholders                             (.008)
                                                                -----------------
Net asset value, end of period                                      $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          0.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 328,036
Average net assets (000)                                            $ 312,939
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.51%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.51%(b)
   Net investment income                                                 1.57%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Annualized.

    22                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class Z
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
        .039                 .059                 .047                 .051                 .051
       (.039)               (.059)               (.047)               (.051)               (.051)
----------------     ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        3.98%                6.07%                4.82%                5.19%                5.22%
    $272,733             $253,173             $259,529             $212,280             $157,352
    $283,850             $267,611             $227,112             $194,669             $159,508
         .52%                 .54%                 .55%                 .57%                 .58%
         .52%                 .54%                 .55%                 .57%                 .58%
        3.84%                5.95%                4.74%                5.07%                5.10%

    See Notes to Financial Statements                                     23

Prudential MoneyMart Assets, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                  www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

 * This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential MoneyMart Assets, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                 www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential MoneyMart Assets, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                      www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Two Gateway Center
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBMXX     74435H102
    Class Z     PMZXX     74435H201

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)


Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBMXX     74435H102
    Class Z     PMZXX     74435H201

MF108E2       IFS-A073091

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.